Exhibit 32.3

QUADRAMED CORPORATION

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this Form 10-Q/A, Amendment No. 1 of QuadraMed Corporation for the period ended March 31, 2005, I, Keith B. Hagen, Chief Executive Officer of QuadraMed Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	This Form 10-Q/A, Amendment No. 1 for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Form 10-Q/A, Amendment No. 1 for the period ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of QuadraMed Corporation.

Date: January 4, 2006	/s/ Keith B. Hagen
Keith B. Hagen
Chief Executive Officer